SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                               -----------------

                                    FORM 8-K


                      CURRENT REPORT PURSUANT TO SECTION 13
                 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (date of earliest event reported): DECEMBER 16, 1997


                             Commission File Number
                                     0-16439


                      FAIR, ISAAC AND COMPANY, INCORPORATED
             (Exact name of registrant as specified in its charter)


           DELAWARE                                              94-1499887
(State or other jurisdiction of                              (I.R.S. Employer
 incorporation or organization)                             Identification No.)


              120 North Redwood Drive, San Rafael, California 94903
               (Address of principal executive offices)     (Zip Code)

       Registrant's telephone number, including area code: (415) 472-2211



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ITEM 5. Other Events

     On December 16, 1997, the Registrant issued the press release attached hereto as Exhibit 99.1 and incorporated herein by reference.


ITEM 7. Financial Statements and Exhibits

             (c)  Exhibits

                  99.1  Press Release of the Registrant dated December 16, 1997.


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           FAIR, ISAAC AND COMPANY, INCORPORATED

DATE:   December 16, 1997


                                            By:    /s/ PETER L. MCCORKELL
                                               ---------------------------------
                                                       Peter L. McCorkell
                                                Senior Vice President, Secretary
                                                      and General Counsel

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


                                  Exhibit Index

                    To Fair, Isaac and Company, Incorporated
                   Report on Form 8-K dated December 16, 1997


                                                                    Sequentially
Exhibit No.       Exhibit                                          Numbered Page
-----------       -------                                          -------------
99.1              Press Release dated December 16, 1997.                 4

                                       3